Supplement dated June 12, 2017 to
Prospectuses dated May 1, 2017 for
Protective Preserver and Protective Premiere III
Issued by
Protective Life Insurance Company
Protective Variable Life Separate Account

This Supplement amends certain information contained in your Prospectus. Please read this Supplement carefully and keep it with your Prospectus for future reference.

The following funds are currently available as investment choices under your variable universal life policy. Please refer to your Prospectus dated May 1, 2017 for other investment choices available under your policy. For more information regarding the funds, please refer to the prospectus for each fund.

American Funds Insurance Series

Asset Allocation FundSM, Class 2
The fund's investment objective is to provide you with high total return (including income and capital gains) consistent with preservation of capital over the long term.
Blue Chip Income and Growth FundSM, Class 2
The fund's investment objectives are to produce income exceeding the average yield on U.S. stocks generally and to provide an opportunity for growth of principal consistent with sound common stock investing.
Global Growth FundSM, Class 2
The fund's investment objective is to provide you with long-term growth of capital.
Global Small Capitalization FundSM, Class 2
The fund's investment objective is to provide you with long-term growth of capital.
Growth FundSM, Class 2
The fund's investment objective is to provide you with growth of capital.
International FundSM, Class 2
The fund's investment objective is to provide you with long-term growth of capital.
New World FundSM, Class 2
The fund's investment objective is long-term capital appreciation.

Goldman Sachs Variable Insurance Trust

Core Fixed Income Fund, Service Class

This Fund seeks a total return consisting of capital appreciation and income that exceeds the benchmark.

If you have any questions regarding this Supplement you may contact us by writing Protective Life at P.O. Box 1928, Birmingham, AL 35201-1928 or calling toll free at 800-456-6330.